Exhibit 99.2

Leading the CLEAN ENERGY TRANSFORMATION Second Quarter 2023 Results & Outlook July 27, 2023

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . . . . is simple, clean and lean. Infrastructure Renewal Constructive Legislation Strong Cash Flow & Balance Sheet Clean Energy Leader Diversified Service Territory Two decades of industry - leading financial performance Affordable Prices Industry - leading net zero commitments Excellence through the Top - Tier regulatory jurisdiction a Premium total shareholder r eturn 6% to 8% adjusted EPS growth + ~3% dividend yield Presentation endnotes are included after the appendix.

Executing on the Clean Energy Transformation . . .

CMS ENERGY

Net Zero Targets



2030
Net zero methane emissions for our gas delivery system



2040
Net zero carbon emissions for our electric business (includes PPAs and market purchases)



2050
Net zero GHG emissions for our entire business

Proof Points

Today
- ✓ Retired Karn 1 & 2 coal units, 515 MW
- ✓ Acquired existing ~1.2 GW CCGT
- ✓ Adding 341 MW to VGP[a] Program
- ✓ Approved for ~$11M in low-carbon energy infrastructure grants for RNG facilities
- ✓ Heartland wind COD 2023, 201 MW

2025
- Retire Campbell 1-3 coal units (exit coal)
  - ~60% carbon emissions reduction[b]

Future
- 8 GW of solar and 2.5 GW of demand-side resources
- Accelerate vintage main and service replacements
- Renewable natural gas (RNG) and hydrogen fuel mix opportunities

2023 MSCI ESG Leaders Indexes Constituent

Presentation endnotes are included after the appendix.

. . . by exiting coal and advancing our net zero targets.

4

5 2023 Michigan’s Strong Regulatory Environment . . . . . . ensures forward - looking visibility. 2022 Integrated Resource Plan (IRP) Electric Dec. 22 nd : Settlement Filed $161M, 9.9% ROE U - 21224 x x Jun. 23 rd : Settlement Approved U - 21090 Jul. 7 th : Settlement Approved $170M, 9.9% ROE U - 21148 x Supportive Energy Law • Timely recovery of investments x Forward - looking test years x 10 - month rate cases x Earn authorized ROEs x Monthly fuel adjustment trackers (PSCR/GCR) • Supportive incentives x Constructive ROEs x 10.7% ROE for Renewable Portfolio Standard x Energy efficiency incentive (>$50M/yr) x FCM adder on PPAs • Appointed Commissioners Gas Jan. 19 th Approved Jul. 21 st : Settlement Filed $ 95 M, 9.9% ROE U - 21308 May 1 st : Filed $216M 10.25% ROE U - 21389 x

6 Commentary Amount Financial Results & Outlook . . . . . . on track to deliver in 2023 and beyond. Long - Term Outlook 2023 Outlook Q2 2023 Results Adjusted EPS $0.75 Strong results keep the full year on track Adjusted EPS Guidance Annual Dividend Per Share $3.06 – $3.12 $1.95 Toward the high end Up 11¢ Adjusted EPS Growth Dividend Per Share Growth 5 - yr Capital Plan ($B) +6% to +8% +6% to +8% $15.5 Toward the high end Committed to growth Up $1.2

7 2023 Adjusted EPS . . . . . . managing through COVID - 19 risks. . . . c ontinued confidence toward the high end. First Half (28)¢ Six Months To - Go 45 ¢ – 51 ¢ Presentation endnotes are included after the appendix. 2022 Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other Normal Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other 2023 $3.06 – $3.12 (37)¢ $2.89 6¢ 18 ¢ (6) ¢ 8¢ 17 ¢ – 23¢ (15)¢ 26 ¢ First Half $1.45 First Half $ 1.73 2022 2023 Reported EPS $1.71 $1.36 Adjustments a 0.02 0.09 Adjusted EPS a $ 1.73 $ 1.45 First Half EPS Results

8 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Constructive return on regulated investment • Supportive regulatory environment • Lower business risk Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Oct. 2022 A1 P - 2 Stable Baa2 Baa3 Stable May 2023 A+ F - 2 Stable BBB BB+ Stable Jan. 2023 S&P Moody’s Fitch . . . at solid investment - grade levels. x x x

9 Plan YTD ($M) ($M) Consumers Energy: First Mortgage Bonds Securitization $1,970 688 $1,525 -- CMS Energy: Contracted Equity (issued) 441 -- Convertible Debt -- 800 Retirements (incl. term loans): Consumers Energy 1,625 1,300 CMS Energy -- -- Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2024) Consumers Energy CMS Energy Financings 2023 Planned Financings . . . . . . fund customer investment and provide ample liquidity. Presentation endnotes are included after the appendix. ~$ 2.2 B a of net liquidity 3.375% due in 2028

10 Recession Industry - Leading Financial Performance . . . . . . for two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023+ Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer - less Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb warm Dec Warm winter Warm winter Hot summer Storms Hot summer Storms Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Presentation endnotes are included after the appendix. Hot summer Garrick Rochow

11 11 Appendix

12 2023 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~311 Bcf) + + 1% 1 + + ( ¢) 7 4 + + ($M) 27 16 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 5 Interest Rates + 25 bps 1 1 Effective Tax Rate (19%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 3¢ (1% Full Year  in Volume) 2023 Adj. EPS Sensitivities Gas ½ ~½ ~½ Impact Electric ~$6½/ mo ($10/MWh) Electric PSCR Residential Bill Sensitivity Impact Gas ($1/Mcf) Gas Price Residential Bill Sensitivity ~$7½/ mo <

Updated Customer Investment Plan . . .

New Utility Investment Plan


20%
59%
Electric utility investment
'23 – '27
$15.5B
41%
39%

Rate Base Growth


>7%/yr[a]
~$32B
~$22½B
2022
2027

Clean Energy Generation | Electric Distribution & Other | Gas Utility

~40% of investments support the Clean Energy Transformation

Other Growth Drivers[b]

- ✓ EWR incentives
- ✓ FCM on PPAs
- ✓ 10.7% wind RPS
- ✓ NorthStar

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

13

14 2022 Asset Mix . . . Electric Generation Coal Wind, solar, hydro Gas & other Distribution Other Total electric Gas Distribution Transmission Underground storage facilities Other Total gas Other non - utility property NorthStar Clean Energy Plant, property, and equipment, net $3,277 477 2,013 787 8,294 781 $12,352 $5,473 2,230 1,067 396 $9,166 $27 $1,168 $22,713 Total PP&E ($M) (%) 14% ~2% 9 3 37 3 ~54% 24% 10 4½ 1½ ~40% <1% 5% 100% . . . highlights coal representing only ~2% of total PP&E in 2022.

15 15 ENDNOTES

16 Presentation Endnotes 16 Slide 3: a RRA state regulatory energy rankings, May 2023. Regulatory Research Associates, a group within S&P Global Commodity Insights. Slide 4: a Voluntary Green Pricing b Net zero carbon emissions for our electric business (includes PPAs and MISO market purchases) from 2005 baseline Slide 7: a See GAAP reconciliation on slide 18 Slide 9: a $ 1,825 M in available revolvers + $349 of unrestricted cash Slide 10: a Excludes discontinued operations Slide 12: a Reflects 2023 sales forecast; weather - normalized Slide 13: a Assumes $22½B rate base in 2022, $32B in 2027, CAGR b Over plan period years 2023 - 2027, adjusted EPS growth

17 17 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation pr ogr am, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy’s interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating fina nci al performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to mea sure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impa ct, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a rec onciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our bu sin ess results, rather than as a substitute for the reported earnings.

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

CMS ENERGY

	In Millions, Except Per Share Amounts			
	Three Months Ended		**Six Months Ended**	
	6/30/23	**6/30/22**	**6/30/23**	**6/30/22**
Electric Utility				
Reported net income per share	$ 0.50	$ 0.48	$ 0.74	$ 1.06
Reconciling items:				
Other exclusions from adjusted earnings	0.01	-	0.01	-
Tax impact	(*)	-	(*)	-
Voluntary separation program	0.05	0.03	0.05	0.03
Tax impact	(0.01)	(0.01)	(0.01)	(0.01)
Adjusted net income per share – non-GAAP	$ 0.55	$ 0.50	$ 0.79	$ 1.08
Gas Utility				
Reported net income per share	$ 0.08	$ 0.13	$ 0.61	$ 0.87
Reconciling items:				
Other exclusions from adjusted earnings	*	-	0.01	-
Tax impact	(*)	-	(*)	-
Voluntary separation program	0.04	0.01	0.04	0.01
Tax impact	(0.01)	(*)	(0.01)	(*)
Adjusted net income per share – non-GAAP	$ 0.11	$ 0.14	$ 0.65	$ 0.88
NorthStar Clean Energy				
Reported net income per share	$ 0.01	$ 0.02	$ 0.03	$ 0.05
Reconciling items:				
Other exclusions from adjusted earnings	-	(*)	-	(*)
Tax impact	-	*	-	*
Voluntary separation program	-	*	-	*
Tax impact	-	(*)	-	(*)
Adjusted net income per share – non-GAAP	$ 0.01	$ 0.02	$ 0.03	$ 0.05
Corporate Interest and Other				
Reported net income (loss) per share	$ 0.08	$ (0.13)	$ (0.02)	$ (0.28)
Reconciling items:				
Other exclusions from adjusted earnings	-	*	-	*
Tax impact	-	(*)	-	(*)
Adjusted net income (loss) per share – non-GAAP	$ 0.08	$ (0.13)	$ (0.02)	$ (0.28)
Discontinued Operations				
Reported net income per share	$ -	$ -	$ -	$ 0.01
Reconciling items:				
Disposal of discontinued operations (gain) loss	(*)	*	(*)	(0.01)
Tax impact	*	(*)	*	*
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ 0.67	$ 0.50	$ 1.36	$ 1.71
Reconciling items:				
Disposal of discontinued operations (gain) loss	(*)	*	(*)	(0.01)
Tax impact	*	(*)	*	*
Other exclusions from adjusted earnings	0.01	(*)	0.02	(*)
Tax impact	(*)	*	(*)	*
Voluntary separation program	0.09	0.04	0.09	0.04
Tax impact	(0.02)	(0.01)	(0.02)	(0.01)
Adjusted net income per share – non-GAAP	$ 0.75	$ 0.53	$ 1.45	$ 1.73
Average Common Shares Outstanding – Diluted	291.3	290.1	291.2	290.0

* Less than $0.01 per share.

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CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

In Millions, Except Per Share Amounts

	Three Months Ended		Six Months Ended	
	6/30/23	6/30/22	6/30/23	6/30/22
Net Income Available to Common Stockholders	$ 195	$ 145	$ 397	$ 496
Reconciling items:				
Disposal of discontinued operations gain	(1)	*	(1)	(5)
Tax impact	*	(*)	*	1
Other exclusions from adjusted earnings**	2	(*)	5	(1)
Tax impact	(*)	*	(1)	*
Voluntary separation program	28	11	28	11
Tax impact	(7)	(3)	(7)	(3)
Adjusted net income – non-GAAP	$ 217	$ 153	$ 421	$ 499
Average Common Shares Outstanding - Diluted	291.3	290.1	291.2	290.0
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 0.67	$ 0.50	$ 1.36	$ 1.71
Reconciling items:				
Disposal of discontinued operations gain	(*)	*	(*)	(0.01)
Tax impact	*	(*)	*	*
Other exclusions from adjusted earnings**	0.01	(*)	0.02	(*)
Tax impact	(*)	*	(*)	*
Voluntary separation program	0.09	0.04	0.09	0.04
Tax impact	(0.02)	(0.01)	(0.02)	(0.01)
Adjusted net income per share – non-GAAP	$ 0.75	$ 0.53	$ 1.45	$ 1.73

* Less than $0.5 million or $0.01 per share.

** Includes restructuring costs, business optimization initiative, and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation program, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

19

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

In Millions, Except Per Share Amounts

	2023 1Q	2023 2Q
Net Income Available to Common Stockholders	$ 202	$ 195
Reconciling items:		
Electric utility and gas utility	3	30
Tax impact	(1)	(7)
NorthStar Clean Energy	-	-
Tax impact	-	-
Corporate interest and other	-	-
Tax impact	-	-
Disposal of discontinued operations (gain) loss	-	(1)
Tax impact	-	*
Adjusted Net Income – Non-GAAP	$ 204	$ 217
Average Common Shares Outstanding – Diluted	291.2	291.3
Diluted Earnings Per Average Common Share	$ 0.69	$ 0.67
Reconciling items:		
Electric utility and gas utility	0.01	0.10
Tax impact	(*)	(0.02)
NorthStar Clean Energy	-	-
Tax impact	-	-
Corporate interest and other	-	-
Tax impact	-	-
Disposal of discontinued operations (gain) loss	-	(*)
Tax impact	-	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.70	$ 0.75

In Millions, Except Per Share Amounts

	2022 1Q	2022 2Q	2022 3Q	2022 4Q
Net Income Available to Common Stockholders	$ 351	$ 145	$ 163	$ 168
Reconciling items:				
Electric utility and gas utility	-	11	(*)	10
Tax impact	-	(3)	*	(2)
NorthStar Clean Energy	(1)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(5)	*	-	-
Tax impact	1	(*)	-	-
Adjusted Net Income – Non-GAAP	$ 346	$ 153	$ 163	$ 176
Average Common Shares Outstanding – Diluted	289.9	290.1	290.1	290.1
Diluted Earnings Per Average Common Share	$ 1.21	$ 0.50	$ 0.56	$ 0.58
Reconciling items:				
Electric utility and gas utility	-	0.04	(*)	0.03
Tax impact	-	(0.01)	*	(0.01)
NorthStar Clean Energy	(*)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(0.01)	*	-	-
Tax impact	*	(*)	-	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 1.20	$ 0.53	$ 0.56	$ 0.60

* Less than $0.5 million or $0.01 per share.

20